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                                   GENERAL
                                   AMERICAN

                            LIFE INSURANCE COMPANY
                          ST. LOUIS, MISSOURI 63166


                        GUARANTEED ISSUE APPLICATION

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  1. (a) Name of Proposed Insured (Print Last, First, MI)


     (b) ___ Male                  (c)  Soc. Sec. #     (d)  Date of Birth:
         ___ Female
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     (e) Residence Address:  Number & Street, or RFD  City  State  Zip


           Area    Home Phone No.

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  2. (a) Name of Employer/Premium Payor          (b) Occupation

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     (c) Business Address:  Number & Street, or RFD  City  State  Zip


            Area   Bus. Phone No.

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  3. (a) Plan of Ins/Rider        (b) Amount $        (c) Effective Date
                                                          of Coverage
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  4. Premiums are paid Annually. (Add to existing List Billing #____________)

     Premium notices will be sent to the Employer/Premium Payor.
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  5. Dividend Option, if eligible, is:
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  6. (a) Have you been actively at work on a continuous full-time basis during the last 90 days (other than vacation, normal non-working days and
         other absences not totaling more than five days)?       ___ Yes ___ No

     (b) Have you used any form of tobacco within the last year? ___ Yes ___ No

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  7. Beneficiary of Death Benefit.
     (Print full name, address, telephone number, and relationship of each beneficiary to Proposed Insured):
     (a) Primary Class (will receive payment first, if living and not disqualified):

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     (b) Contingent Class (will receive payment only if living and not disqualified and if no primary beneficiary receives payment) (Print full name, address, telephone number, and relationship of each beneficiary to Proposed Insured):

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  8. Original Owner of Policy. (Print full name, address, telephone number, date of birth, Social Security Number or Tax Identification Number and relationship of each Owner to Proposed Insured.):

     ___ Proposed Insured

     ___ Other:
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  9. Original Owner: Will any life insurance or annuities be discontinued or
     changed if this policy is issued?                           ___ Yes ___ No
     If "Yes," what is the paid to date of the coverage being replaced?
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 10. EXPLANATIONS OR ADDITIONAL INSTRUCTIONS  11. FOR HOME OFFICE ENDORSEMENT
                                                  ONLY. (Not applicable in
                                                  Kentucky, Maryland, Minnesota,
                                                  Pennsylvania, New Hampshire,
                                                  West Virginia or Wisconsin.)
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9429
(9/96)

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If applying for the Adjustable Benefit Option Rider, I acknowledge that the
Employer, as premium payor, has the right to exercise the Adjustable Benefit Option Rider based on my salary with such Employer and such Employer's benefit structure.

All the statements contained on this application are correct and true to the best of my knowledge and belief. I agree that this application and any supplement or amendment to it will be part of the policy issued. I further agree that no insurance will take effect unless and until the policy has been received, accepted and the first full premium paid.

CERTIFICATION:  UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

     (1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR, IF NO NUMBER IS SHOWN, I AM WAITING FOR A NUMBER TO BE ISSUED TO ME); AND

     (2) I AM NOT SUBJECT TO BACKUP WITHHOLDING EITHER BECAUSE I HAVE NOT
         BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (IRS) THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

     PLEASE NOTE:  YOU MUST CROSS OUT AND INITIAL #2 ABOVE IF YOU HAVE BEEN
                   NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDER-REPORTING INTEREST OR DIVIDENDS ON YOUR TAX RETURN.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


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  Print Name of Proposed Insured       Signature of Owner, if other than
                                       Proposed Insured
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-----------------------------------


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Signature of Proposed Insured/Date
-----------------------------------

                                       Dated at ______________________________

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  Signature of Employer/Applicant      this __________________day of _________.
   (Officer, other than insured,
           of business)

Agent: To the best of your knowledge is the insurance applied for intended to replace any existing life insurance or annuities? ___ Yes ___ No (If Yes, complete and submit required replacement papers.)


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                                          Signature of Licensed Agent/Witness


                                       ----------------------------------------
                                              Signature of General Agent


9429
(9/96)